 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2024

Concord Acquisition Corp III
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41013 (Commission File Number)	86-2171699 (I.R.S. Employer Identification No.)
477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)
(212) 883-4330 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CNDB.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CNDB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 27, 2024, Concord Acquisition Corp III (the “Company”) held a special meeting in lieu of the 2024 annual meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company, Gibraltar Merger Sub Inc., a Delaware corporation and wholly-owned direct subsidiary of the Company (“Merger Sub”), and GCT Semiconductor, Inc., a Delaware corporation (“GCT”), as described in the proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (“SEC”) on February 14, 2024 (the “Proxy Statement”). On February 5, 2024, the record date for the Special Meeting, there were 12,566,360 shares of Class A common stock, par value $0.0001 per share, and one share of Class B common stock, par value $0.0001 per share, of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 11,001,661 shares of Class A common stock and Class B common stock, voting together as a class, or approximately 87.5% of the shares entitled to vote at the Special Meeting, were represented in person or by proxy.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals (on a non-binding advisory basis), the election of each director nominee pursuant to the Election of Directors Proposal, the Incentive Award Plan Proposal, the Employee Stock Purchase Plan Proposal, and the NYSE Proposal, in each case as defined and described in greater detail in the Proxy Statement. Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals, the election of each director nominee pursuant to the Election of Directors Proposal, the Incentive Award Plan Proposal, the Employee Stock Purchase Plan Proposal and the NYSE Proposal:

Business Combination Proposal

The proposal to approve and adopt the Business Combination Agreement, dated as of November 2, 2023 (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, GCT and Merger Sub, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into GCT, with GCT surviving the merger and becoming a wholly-owned direct subsidiary of Concord III (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”), was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
11,001,661	0	0

Charter Amendment Proposal

The proposal to adopt the proposed second amended and restated certificate of incorporation of the Company (the “Proposed Certificate of Incorporation”) attached as Annex B to the proxy statement/prospectus was approved. The voting results of the shares of Common Stock were as follows:

Common Stock

For	Against	Abstentions
11,000,661	1,000	0

Governance Proposal

The following five separate governance sub-proposals relating to the material differences between the Company’s current amended and restated certificate of incorporation and the Proposed Certificate of Incorporation were approved on a non-binding, advisory basis. The voting results of the shares of Common Stock for each of the sub-proposals were as follows:

(a)	To change the name of the Company to “GCT Semiconductor Holding, Inc.” from the current name of “Concord Acquisition Corp III” and remove certain provisions related to the Company’s status as a special purpose acquisition company that will no longer be relevant following the closing of the Business Combination (the “Closing”):

For	Against	Abstentions
11,001,661	0	0

(b)	To increase the number of shares of (i) common stock the Company is authorized to issue from 220,000,000 shares to 400,000,000 shares and (ii) preferred stock the Company is authorized to issue from 20,000,000 shares to 40,000,000 shares:

For	Against	Abstentions
11,001,661	0	0

(c)	To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, to remove a director from office:

For	Against	Abstentions
11,000,661	1,000	0

(d)	To require that special meetings of stockholders may only be called by or at the direction of the board of directors pursuant to a resolution adopted by a majority of the total number of directors, subject to any special rights of the holders of preferred stock:

For	Against	Abstentions
11,001,661	0	0

(e)	To modify the forum selection provision to designate the U.S. federal district courts as the exclusive forum for claims arising under the Securities Act rather than providing for concurrent jurisdiction in the Court of Chancery and the federal district court for the District of Delaware for claims arising under the Securities Act:

For	Against	Abstentions
11,001,661	0	0

Election of Directors Proposal

The proposal to elect, effective at Closing, six directors to serve staggered terms on our board of directors until the 2025, 2026 and 2027 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified was approved. The voting results of the shares of Common Stock for the director nominees were as follows:

Class I Director:

Kukjin Chun

For	Withheld
11,001,661	0

Class II Directors:

Robert Barker

For	Withheld
11,001,661	0

Hyunsoo Shin

For	Withheld
11,001,661	0

Class III Directors:

John Schlaefer

For	Withheld
11,001,661	0

Jeff Tuder

For	Withheld
11,001,661	0

Dr. Kyeongho Lee

For	Withheld
11,001,661	0

Incentive Award Plan Proposal

The proposal to approve and adopt the incentive award plan established to be effective after the Closing of the Business Combination was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
11,000,661	1,000	0

Employee Stock Purchase Plan Proposal

The proposal to approve and adopt the 2024 Employee Stock Purchase Plan established to be effective after the Closing was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
11,001,661	0	0

NYSE Proposal

The proposal to approve, in connection with the Business Combination, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of Common Stock to (i) the holders of GCT Common Stock in the merger pursuant to the Business Combination Agreement, (ii) the PIPE Investors (as defined in the Business Combination Agreement) pursuant to the PIPE Subscription Agreements (as defined in the Business Combination Agreement) and (iii) the CVT Investors (as defined in the Business Combination Agreement) pursuant to the Note Financing (as defined in the Business Combination Agreement) was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstentions
11,001,661	0	0

At the Special Meeting, the Adjournment Proposal was not presented to the stockholders as the Business Combination Proposal, the Charter Amendment Proposal, the Governance Proposals, the Election of Directors Proposal, the Incentive Award Plan Proposal, the Employee Stock Purchase Plan Proposal and the NYSE Proposal received a sufficient number of votes for approval.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP IIi

By:	/s/ Jeff Tuder
Name: Jeff Tuder
Title: Chief Executive Officer

Date: February 28, 2024